Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of August [●], 2020, is entered into by and between Conversion Labs, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and permitted assigns, a “Purchaser” and collectively, the “Purchasers”). The Company and the Purchasers are referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS:

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchasers, and the Purchasers desire to purchase from the Company, units (each, a “Unit”) consisting of (i) one share of Series B Convertible Preferred Stock of the Company, par value $0.0001 per share (the “Series B Preferred Stock”) (the shares of common stock of the Company, par value $0.0001 per share (the “Common Stock”), issuable upon conversion of the Series B Preferred Stock, collectively, are referred to herein as the “Underlying Shares”) and (ii) a warrant to purchase __________ shares of Common Stock, in substantially the form attached hereto as Exhibit C (the “Warrants”), at an exercise price of $0.92 per share (the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants, collectively, are referred to herein as the “Warrant Shares”);

WHEREAS, the Series B Preferred Stock, the Underlying Shares, the Warrants and the Warrant Shares collectively are referred to herein as the “Securities” and the sale of the Securities pursuant to this Agreement is referred to herein as the “Offering.”

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

Section 1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

“Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or, to the Company’s Knowledge, threatened against the Company or any of its Subsidiaries or any of their respective properties or any officer or director of the Company as of the date hereof acting in his or her capacity as an officer or director of the Company before or by any federal, state, county, local or foreign court, arbitrator, governmental or administrative agency, regulatory authority, stock market, stock exchange or trading facility.

“Addendum” has the meaning assigned to it in Section 11.10.

“Affiliate” means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person.

“Agreement” has the meaning assigned to it in the preamble hereto, including the Exhibits and Schedules hereto.

“Assumption Agreement” has the meaning assigned to it in Section 11.10.

“Business Day” means any day other than a Saturday, Sunday, any federal legal holiday or day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Certificate of Designations” has the meaning assigned to it in Section 2.1(a).

“Charter Documents” means, collectively, the certificate of incorporation, articles of incorporation, bylaws, certificate of designations or board resolutions establishing the terms of any security, certificate of formation, operating agreement, limited liability company agreement and similar formation or organizational documents of any entity.

“Closing” has the meaning assigned to it in Section 2.2(a).

“Closing Date” has the meaning assigned to it in Section 2.2(a).

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” means the common stock of the Company, par value $0.0001 per share.

“Common Stock Equivalents” means any securities of the Company or its Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company” has the meaning assigned to it in the preamble hereto.

“Company Benefit Plan” means each (i) “employee benefit plan” within the meaning of Section 3(3) of ERISA, (ii) other benefit and compensation plan, contract, policy, program, practice, arrangement or agreement, including, but not limited to, pension, profit-sharing, savings, termination, executive compensation, phantom stock, change-in-control, retention, salary continuation, vacation, sick leave, disability, death benefit, insurance, hospitalization, medical, dental, life (including all individual life insurance policies as to which the Company or its Subsidiaries are the owners, the beneficiaries, or both), employee loan, educational assistance, fringe benefit, deferred compensation, retirement or post-retirement, severance, equity or equity-based, incentive and bonus plan, contract, policy, program, practice, arrangement or agreement and (iii) other employment, consulting or other individual agreement, plan, practice, policy, contract, program and arrangement, in each case, (x) which is sponsored or maintained by the Company or any of its ERISA Affiliates in respect of any current or former employees, directors, independent contractors, consultants or leased employees of the Company or any of its Subsidiaries or (y) with respect to which the Company or any of its Subsidiaries has any actual or potential liability.

“Company Counsel” means Lucosky Brookman LLP.

“Company Intellectual Property” has the meaning assigned to it in Section 3.16.

“Control” (including the terms “control” “controlled by” and “under common control with”), with respect to the relationship between or among two (2) or more Persons, means the possession, directly or indirectly or as trustee, personal representative or executor, of the power to direct or cause the direction of the affairs, policies or management of a Person, whether through the ownership of voting securities, as trustee, personal representative or executor, by contract, credit arrangement or otherwise.

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“Disclosure Materials” has the meaning assigned to it in Section 3.8(a).

“Disqualification Event” has the meaning assigned to it in Section 3.36.

“Effective Date” means the date on which the initial Registration Statement required by Section 2(a) of the Registration Rights Agreement is first declared effective by the SEC.

“Encumbrance” means any security interest, pledge, mortgage, lien, claim, option, charge, restriction, encumbrance, right of first refusal, preemptive right or other similar restriction.

“Environmental Claim” means any claim, action, cause of action, suit, proceeding, investigation, Order, demand or notice by any Person alleging liability (including liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, attorneys’ fees, fines or penalties) arising out of, based on, resulting from or relating to (a) the presence or Release of, or exposure to, any Hazardous Materials, (b) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law or (c) any other matters covered or regulated by, or for which liability is imposed under, Environmental Laws.

“Environmental Laws” means all applicable Laws relating to pollution, the protection, restoration or remediation of or prevention of harm to the environment or natural resources (including plant and animal species), or the protection of human health and safety, including Laws relating to: (i) the exposure to, or Releases or threatened Releases of, Hazardous Materials, (ii) the generation, manufacture, processing, distribution, use, treatment, containment, disposal, storage, transport or handling of Hazardous Materials or (iii) recordkeeping, notification, disclosure and reporting requirements respecting Hazardous Materials

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means any Person (whether or not incorporated) that together with the Company or any of its Subsidiaries is treated as a single employer within the meaning of Section 414 of the Code.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder, or any successor statute.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or Common Stock Equivalents to employees or directors of, or consultants or advisors to, the Corporation or any of its subsidiaries pursuant to a plan, agreement or arrangement approved by the Board of Directors of the Company, (b) securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities and any term thereof have not been amended since the date of this Agreement to increase the number of such securities or to decrease the issue price, exercise price, exchange price or conversion price of such securities and which securities are described in the SEC Reports, (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company; provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall be intended to provide to the Company substantial additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities and (d) securities issued or issuable to the Purchasers and their assigns pursuant to this Agreement.

“Expenses” has the meaning assigned to it in Section 11.2.

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“FDA” has the meaning assigned to it in Section 3.25.

“FDCA” has the meaning assigned to it in Section 3.25.

“Final Order” means a final, non-appealable Order of a court of competent jurisdiction.

“Governmental Authority” means any federal, national, supranational, foreign, state, provincial, local, county, municipal or other government, any governmental, regulatory or administrative authority, agency, department, bureau, board, commission or official or any quasi-governmental or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority, or any court, tribunal, judicial or arbitral body, or any Self-Regulatory Organization.

“Hazardous Materials” means: (a) any hazardous materials, hazardous wastes, hazardous substances, toxic wastes, solid wastes and toxic substances as those or similar terms are defined under any Environmental Laws, (b) any asbestos or asbestos containing material, (c) polychlorinated biphenyls (“PCBs”), or PCB containing materials or fluids, (d) radon, (e) any petroleum, petroleum hydrocarbons, petroleum products, crude oil and any fractions or derivatives thereof and (f) any other substance, material, chemical, waste, pollutant or contaminant that, whether by its nature or its use, or exposure to is subject to regulation or could give rise to liability under any Laws relating to pollution, waste, human health and safety or the environment.

“Indemnified Party” means the Purchasers, each of their respective Affiliates, and each of their respective directors, managers, officers, principals, partners, members, equity holders (regardless of whether such interests are held directly or indirectly), trustees, controlling persons, predecessors, successors and assigns, Subsidiaries, employees, agents, advisors, attorneys and representatives.

“Insolvency Event” means, with respect to any Person, the occurrence of any of the following:

(a) such Person shall (A) (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the U.S. Code, Sections 101 et. seq. (the “Bankruptcy Code”) or any other federal, state or foreign bankruptcy, insolvency, liquidation or similar Law, (ii) consent to the institution of, or fail to contravene in a timely and appropriate manner, any such proceeding or the filing of any such petition, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official for such Person or for a substantial part of its property or assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing or (B) such Person shall become unable, admit in writing its inability or fail generally to pay its debts as they become due; or

(b) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (A) relief in respect of such Person or of a substantial part of the property or assets of such Person, under the Bankruptcy Code or any other federal, state or foreign bankruptcy, insolvency, receivership or similar Law, (B) the appointment of a receiver, trustee, custodian, sequestrator or similar official for such Person or for a substantial part of the property of such Person or (C) the winding-up or liquidation of such Person; and such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall have been entered.

“Intellectual Property” means the following intellectual property rights, both statutory and common law rights, if applicable: (a) copyrights and registrations and applications for registration thereof, (b) trademarks, service marks, trade names, slogans, domain names, logos, trade dress, and registrations and applications for registrations thereof, (c) patents, as well as any reissued and reexamined patents and extensions thereto, and any patent applications, continuations, continuations in part and divisional applications and patents issuing therefrom and (d) trade secrets and confidential information, including ideas, designs, concepts, compilations of information, methods, techniques, procedures, processes and other know-how, whether or not patentable.

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“Irrevocable Transfer Agent Instructions” has the meaning assigned to it in Section 10.6.

“Knowledge” means with respect to the Company, the actual knowledge after due inquiry of the persons set forth on Schedule 1.1(a).

“Law” means any federal, national, supranational, foreign, state, provincial, local, county, municipal or similar statute, law, common law, guideline, policy, ordinance, regulation, rule, code, constitution, treaty, requirement, judgment or judicial or administrative doctrines enacted, promulgated, issued, enforced or entered by any Governmental Authority.

“Lock-Up Period” has the meaning assigned to it in Section 10.1.

“Lost Note Agreement” has the meaning assigned to it in Section 2.1(c).

“Material Adverse Effect” means any effect, change, event, occurrence, development, or state of facts that, individually or in the aggregate with all other such effects, changes, events, occurrences, developments, or states of fact, (a) has had, or would reasonably be expected to have, a material adverse effect on the business, assets, liabilities, condition (financial or otherwise), or prospects or results of operations of the Company and its Subsidiaries, taken as a whole or (b) would, or would reasonably be expected to, prevent or materially impair the ability of the Company to consummate the transactions contemplated by this Agreement, but expressly excluding in the case of the foregoing clause (a) any such effect, change, event, occurrence, development, or state of facts, either alone or in combination, to the extent arising out of or resulting from:

(a) general economic conditions (or changes in such conditions) in the United States or conditions in the global economy generally that do not affect the Company and its Subsidiaries, taken as a whole, disproportionately as compared to other similarly situated participants in the industry in which the Company operates;

(b) changes in the trading price or trading volume of the Common Stock (but not the underlying causes thereof);

(c) any actions taken or omitted to be taken at the written request or with the written consent of the Purchasers;

(d) conditions (or changes in such conditions) in the financial markets, credit markets or capital markets in the United States or any other country or region, including changes in interest rates in the United States or any other country and changes in exchange rates for the currencies of any countries that do not affect the Company as a whole disproportionately as compared to other similarly situated participants in the industry in which the Company operates (in which case only such disproportionate impact shall be considered); or

(e) any changes in any Laws or any accounting regulations or principles that do not affect the Company, taken as a whole, disproportionately as compared to other similarly situated participants in the industry in which the Company operates.

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Notwithstanding any provision of the preceding sentence to the contrary, the occurrence of an Insolvency Event in respect of the Company or any Subsidiary of the Company shall be deemed to constitute a Material Adverse Effect.

“Material Contracts” means all “material contracts” of the Company within the meaning of Item 601 of Regulation S-K of the SEC.

“National Securities Exchange” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American LLC, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

“Note” has the meaning assigned to it in Section 2.1(c).

“Noteholder” has the meaning assigned to it in Section 2.1(c).

“OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury.

“Offering Documents” means, collectively, all agreements, documents, or instruments related to or in connection with the Offering, including this Agreement and any other documents or exhibits related to or contemplated in the foregoing.

“Order” means any order, writ, judgment, injunction, decree, ruling, directive, stipulation, determination or award made, issued or entered by or with any Governmental Authority, whether preliminary, interlocutory or final.

“Outside Date” has the meaning assigned to it in Section 8(a)(i).

“Party” or “Parties” has the meaning assigned to it in the preamble hereto.

“Person” means any individual, partnership, firm, corporation, limited liability company, association, joint venture, trust, Governmental Authority, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Exchange Act.

“Permits” means all permits, consents, approvals, registrations, licenses, authorizations, qualifications and filings with and under all federal, state, local or foreign Laws and Governmental Authorities.

“Pharmaceutical Product” has the meaning assigned to it in Section 3.25.

“Preemptive Period” has the meaning assigned to it in Section 5.3(a).

“Proceeding” means an Action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition).

“Purchase Price” has the meaning assigned to it in Section 2.1(b).

“Purchasers” has the meaning assigned to it in the preamble hereto.

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“Registration Rights Agreement” means the Registration Rights Agreement, in substantially the form attached hereto as Exhibit D.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Registrable Shares (as defined in the Registration Rights Agreement).

“Release” means any release, spill, emission, discharge, leaking, pouring, dumping or emptying, pumping, injection, deposit, disposal, dispersal, leaching or migration into the indoor or outdoor environment (including, without limitation, soil, ambient air, surface water, groundwater and surface or subsurface strata) or into or out of any property, including the movement of Hazardous Materials through or in the air, soil, surface water, groundwater or property.

“Sanctioned Person” means any Person that is the target of Sanctions, including, (a) any Person listed in any Sanctions related list of designated Persons maintained by OFAC or the U.S. Department of State, by the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom, (b) any Person located, organized or resident in a Sanctioned Territory, or (c) any Person directly or indirectly owned or controlled by any such Person or Persons described in the foregoing clauses (a) and (b).

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by relevant Governmental Authorities, including, but not limited those administered by the U.S. government through OFAC or the U.S. Department of State, the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom.

“SEC” has the meaning assigned to it in Section 3.8(a).

“SEC Reports” has the meaning assigned to it in Section 3.8(a).

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder, or any successor statute.

“Self-Regulatory Organization” means any securities exchange, futures exchange, contract market, any other exchange or corporation or similar self-regulatory body or organization applicable to a Party to this Agreement.

“Series B Preferred Stock” means the Series B convertible preferred stock of the Company, par value $0.0001 per share (including any Series B Preferred Stock issued in respect of dividend payments thereon).

“Offering” has the meaning assigned to it in the Recitals hereto.

“Shares” has the meaning assigned to it in Section 2.1(b).

“Stock Option Plans” means the terms governing the issuance of stock options including but not limited to Service-Based Stock Options and Performance-Based Stock Options as described in the SEC Reports.

“Subsidiary” means, with respect to any Person, any other Person of which a majority of the outstanding shares or other equity interests having the power to vote for directors or comparable managers are owned, directly or indirectly, by the first Person.

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“Tax” (and, with correlative meaning, “Taxes” and “Taxable”) means: (a) any taxes, customs, duties, charges, fees, levies, penalties or other assessments, fees and other governmental charges imposed by any Governmental Authority, including, but not limited to, income, profits, gross receipts, net proceeds, windfall profit, severance, property, personal property (tangible and intangible), production, sales, use, leasing or lease, license, excise, duty, franchise, capital stock, net worth, employment, occupation, payroll, withholding, social security (or similar), unemployment, disability, payroll, fuel, excess profits, occupational, premium, severance, estimated, alternative or add-on minimum, ad valorem, value added, turnover, transfer, stamp or environmental tax, or any other tax, custom, duty, fee, levy or other like assessment or charge of any kind whatsoever, together with any interest, penalty, addition to tax or additional amount attributable thereto and (b) any liability for the payment of amounts with respect to payment of a type described in clause (a), including (i) as a result of being a member of an affiliated, consolidated, combined or unitary group, (ii) as a result of succeeding to such liability as a result of merger, conversion or asset transfer or (iii) as a result of any obligation under any Tax sharing, Tax allocation, Tax indemnity, or similar agreement or arrangement.

“Tax Returns” means any return, report, statement, information return or other document (including any amendments thereto and any related or supporting information) filed or required to be filed with any Governmental Authority in connection with the determination, assessment, collection or administration of any Taxes or the administration of any laws, regulations or administrative requirements relating to any Taxes.

“Term Sheet” means the Term Sheet dated June 17, 2020, as amended, by and between the Company and Bolt Investments I LLC.

“Treasury Regulations” means the regulations promulgated under the Code, by the U.S. Department of the Treasury, as such regulations may be amended from time to time. All references herein to specific sections of the regulations shall be deemed also to refer to any corresponding provisions of succeeding regulations, and any reference to temporary regulations shall be deemed also to refer to any corresponding provisions of final regulations.

“Trading Day” means a day during which trading in securities generally occurs on NASDAQ or, if the Common Stock is not listed on NASDAQ, on the New York Stock Exchange or, if the Common Stock is not listed on NASDAQ or the New York Stock Exchange, on the principal other market on which the Common Stock is then traded. If the Common Stock is not so listed or traded, “Trading Day” means a Business Day.

“Transfer Agent” means Worldwide Stock Transfer LLC, located at One University Plaza, Hackensack, NY 07601 and any successor transfer agent of the Company.

Section 2. AGREEMENT TO SELL AND PURCHASE.

2.1 Sale and Purchase of Shares.

(a) The Company shall adopt and file with the Secretary of State of the State of Delaware on or before the Closing Date, the Certificate of Designations, in the form of Exhibit B attached to this Agreement (the “Certificate of Designations”).

(b) Subject to the terms and conditions of this Agreement, the Company hereby agrees to issue and sell to the Purchasers, and the Purchasers hereby agree, severally and not jointly, to purchase at the Closing, the number of Units set forth opposite such Purchaser’s name on Exhibit A, at a price of $1,000 per Unit (the “Purchase Price”), free and clear of all Encumbrances. The shares of Series B Preferred Stock issued to the Purchasers pursuant to this Agreement shall be referred to in this Agreement as the “Shares.”

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(c) By executing and delivering this Agreement, the Company and each holder of a convertible promissory note (each, a “Note”) being converted into Securities pursuant to this Agreement (each, a “Noteholder”), agree that (i) all of the Notes held by such Noteholder, including all principal and interest thereon, shall convert at the Closing into the number and type of Shares indicated on Exhibit A hereto, (ii) interest on the Notes shall cease accruing as of the date hereof and (iii) the Shares set forth opposite each Noteholder’s name on Exhibit A are issued in full discharge and satisfaction of all principal and accrued interest of each Note held by such Noteholder, whether evidenced orally or in writing, and each such Note shall be deemed fully paid and is hereby terminated, cancelled and of no further force or effect. Other than the right of any Noteholder to receive the Shares and Warrants set forth opposite such Noteholder’s name on Exhibit A and to receive the rights provided for in the Certificate of Incorporation, as amended by the Certificate of Designations, as a holder of Shares, each Noteholder hereby waives any and all demands, claims, suits, actions, causes of actions, proceedings, assessments and rights in respect of each of the Notes. Each Noteholder agrees to deliver the original Notes (if not already in possession of the Company or its counsel) to the Company for cancellation at or as soon as practicable following the Closing, or shall deliver to the Company a lost note affidavit and indemnity agreement therefor in form and substance reasonably acceptable to the Company (a “Lost Note Agreement”). Until such time as a Noteholder has delivered its original Note or a Lost Note Agreement therefor to the Company for cancellation, such Noteholder and its assigns shall at all times indemnify and hold harmless the Company, its directors, officers, employees, or agents and any person acting on behalf of or at the request of the Company, together with any successors and assigns of the foregoing, from and against any and all claims, actions, and suits, whether groundless or otherwise, and from and against any and all losses, damages, judgments, costs, counsel fees, expenses, and liabilities whatsoever, which any of such indemnitees any time shall or may sustain or incur (A) by reason of any claim which may be made in respect of such original Note and (B) by reason of payment for or transfer, exchange, or delivery of such Note.

2.2 The Closing.

(a) The initial purchase and sale of Securities (the Closing”) shall take place at the offices of Lucosky Brookman LLP, 101 Wood Avenue South, Woodbridge, NJ 08830 or such other place as the Parties mutually agree on such day (the “Closing Date”) when all of the Offering Documents have been executed and delivered by the applicable parties thereto, and all of the conditions set forth in Sections 2.4, 6 and 7 hereof are satisfied or waived by the Company or the Purchasers holding or having the right to acquire at least a majority of the Securities to be purchased at the Closing, as applicable, or such other date as the Company and such Purchasers may agree.

(b) The Parties agree that the Closing may occur remotely via delivery of facsimiles or photocopies of the applicable Offering Documents. Unless otherwise provided herein, all proceedings to be taken and all documents to be executed and delivered by all Parties at the Closing will be deemed to have been taken and executed simultaneously, and no proceedings will be deemed to have been taken nor documents executed or delivered until all have been taken, executed and delivered.

(c) At the Closing, the Company shall deliver to each Purchaser a certificate, or other applicable evidence of ownership acceptable to such Purchaser, representing the Shares being purchased by such Purchaser at the Closing and the Warrants, against payment of the Purchase Price by check payable to the Company, by wire transfer to a bank account designated by the Company, by conversion of indebtedness, including the Notes, or by any combination of such methods.

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2.3 Rounding of Shares. The number of Shares issued to each Purchaser pursuant to the terms of this Agreement shall be rounded up in accordance with the terms of the Certificate of Designations to avoid fractional shares.

2.4 Actions at the Closing.

(a) At the Closing (unless otherwise specified), the Company shall deliver or cause to be delivered to each Purchaser the following, as applicable:

(i) this Agreement, duly executed by the Company;

(ii) the Company shall have filed the Certificate of Designations with the Secretary of State of the State of Delaware on or prior to the Closing, which shall continue to be in full force and effect as of the Closing;

(iii) the Registration Rights Agreement, duly executed by the Company;

(iv) a legal opinion of Company Counsel, dated as of the Closing Date, in substantially the form attached hereto as Exhibit E, duly executed by such counsel and addressed to the Purchasers;

(v) a certificate containing (i) copies of the text of the resolutions by which the corporate action on the part of the Company necessary to approve this Agreement and the other Offering Documents and the transactions and actions contemplated hereby and thereby, which shall be accompanied by a certification that such resolutions were duly adopted and have not been amended or rescinded, (ii) an incumbency certificate dated as of the Closing Date certifying the office of each officer of the Company executing this Agreement, or any other agreement, certificate or other instrument executed pursuant hereto, and (iii) copies of the Company’s Certificate of Incorporation and bylaws in effect on the Closing Date, in a form reasonably acceptable to the Purchasers holding or having the right to acquire at least a majority of the Shares to be purchased at the Closing, duly executed by the Secretary of the Company;

(vi) a certificate, dated as of the date of the Closing, certifying to the fulfillment of the conditions specified in Sections 6.1 and 6.2, in a form reasonably acceptable to the Purchasers holding or having the right to acquire at least a majority of the Shares to be purchased at the Closing, duly executed by the Chief Executive Officer of the Company;

(vii) a certificate evidencing the formation and good standing of the Company issued by the Secretary of State of the State of Delaware, as of a date within five (5) days of the Closing;

(viii) a certificate, or other applicable evidence of ownership acceptable to such Purchaser, representing the Shares purchased by such Purchaser at the Closing, duly authorized by all requisite corporate action on the part of the Company, free and clear of all restrictive and other legends, except as provided in the Offering Documents, together with all instruments of transfer in respect of such Purchaser’s interests in such share;

(ix) the Warrants evidencing the number of Warrant Shares such Purchaser is entitled to purchase as set forth opposite such Purchaser’s name on Exhibit A, duly executed by the Company; and

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(x) a consulting agreement by and between the Company and [●], in form and substance acceptable to the Purchasers purchasing a majority of the Shares sold at the Closing.

(b) At the Closing (unless otherwise specified), each Purchaser shall deliver or cause to be delivered to the Company the following, as applicable:

(i) this Agreement, duly executed by such Purchaser; and

(ii) the Purchase Price for the Securities being purchased by such Purchaser by check payable to the Company, by wire transfer to a bank account designated by the Company, by conversion of indebtedness, including the Notes, or by any combination of such methods.

2.5 Transfer Taxes. The Company will pay any and all issue, stamp, documentary, transfer or similar taxes or duties payable in connection with this Agreement and the transactions contemplated hereby, including the issuance of the Shares.

Section 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each Purchaser as of the date hereof and the Closing Date (except for representations and warranties that are made as of a specific date, which are made only as of such date), on behalf of itself and not any other Party, as follows:

3.1 Organization and Qualification; Subsidiaries. The Company and each of its Subsidiaries has been duly organized and is validly existing and is in good standing under the laws of its jurisdictions of organization, with the requisite power and authority to own its properties and conduct its business as currently conducted. The Company and each of its Subsidiaries are not in violation of any of the provisions of their respective Charter Documents. The Company and each of its Subsidiaries are duly qualified to conduct business and are in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by them makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not reasonably be expected to result in a Material Adverse Effect.

3.2 Subsidiaries. All of the direct and indirect Subsidiaries of the Company and the Company’s ownership interests therein are set forth on Schedule 3.2. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Encumbrances, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

3.3 Authorization; Enforcement; Validity. Subject to obtaining the approvals identified in Section 6.7, the Company has all necessary corporate power and authority to enter into this Agreement and to carry out its obligations hereunder, including the issuance to the Purchasers of the Securities. The execution and delivery by the Company of this Agreement and the performance by the Company of its obligations hereunder, have been duly authorized by all requisite action on the part of the Company, and no other action on the part of the Company or any of its Subsidiaries, the Board of Directors or the Company’s stockholders is necessary to authorize the execution and delivery by the Company of this Agreement or the consummation of the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by the Company, and assuming due authorization, execution and delivery by each Purchaser, this Agreement constitutes, as to each such Purchaser, the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar Laws now or hereafter in effect relating to creditors’ rights generally and subject to general principles of equity.

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3.4 No Conflicts. Assuming that all consents, approvals, authorizations and other actions described in Section 6.7 have been obtained, and except as may result from any facts or circumstances relating solely to a Purchaser, the execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby do not and will not: (a) violate, conflict with or result in the breach of the Charter Documents of the Company or any of its Subsidiaries; (b) conflict with or violate any Law or Order applicable to the Company or any of its Subsidiaries, or any of its or their respective assets or properties; or (c) violate, conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which the Company or any of its Subsidiaries is a party or to which any of their respective assets or properties are subject, or result in the creation of any Encumbrance on any of their respective assets or properties, except, in the case of clauses (b) and (c), for any such conflict, violation, breach or default that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

3.5 Consents and Approvals. Subject to obtaining the approval identified in Section 6.7, the execution, delivery and performance by the Company of this Agreement does not require any consent, approval, authorization or other Order of, action by, filing with or notification to, any Governmental Authority or any other Person under any of the terms, conditions or provisions of any Law or Order applicable to the Company or any of its Subsidiaries or by which any of its or their assets or properties may be bound, any contract or agreement to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries may be bound, except for any consent, approval, authorization or other Order of, action by, filing with or notification to, any Governmental Authority or any other Person under any of the terms, conditions or provisions of any Law or Order applicable to the Company or any of its Subsidiaries that, if not made or obtained, would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

3.6 Capitalization.

(a) As of the date of this Agreement, and immediately prior to the issuance and sale of the Series B Preferred Stock, the capitalization of the Company and each of its Subsidiaries is set forth in Schedule 3.6(a).

(b) Except as set forth in Schedule 3.6(b), there are no outstanding options, warrants, “phantom” stock rights, claims, calls, puts, convertible or exchangeable securities or other contracts or rights of any nature obligating the Company or any of its Subsidiaries to issue, return, redeem, repurchase, transfer, deliver or sell equity interests or other securities or ownership interests in the Company or any of its Subsidiaries, and no Person is entitled to any preemptive or similar right with respect to the issuance of securities or other equity interests in the Company or any of its Subsidiaries.

(c) Except as set forth in Schedule 3.6(c), (x) to the Knowledge of the Company, there are no voting agreements, voting trusts, shareholder agreements, proxies or other similar agreements or understandings with respect to the equity interests of the Company or any of its Subsidiaries or that restrict or grant any right, preference or privilege with respect to the transfer of such equity interests, and (y) there are no contracts to declare, make or pay any dividends or distributions, whether current or accumulated, or due or payable, on the equity interests of the Company or any of its Subsidiaries.

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(d) Except as set forth in Schedule 3.6(d), the Company has no authorized or outstanding class of equity securities ranking as to dividends, redemption or distribution of assets upon a liquidation senior to or pari passu with the Series B Preferred Stock or that would otherwise constitute “Senior Stock” (as defined in the Certificate of Designations) or “Parity Stock” (as defined in the Certificate of Designations).

(e) Except as set forth in Schedule 3.6(e), there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except pursuant to this Agreement).

(f) There are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or repurchase provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is bound that would require the Company to redeem a security of the Company or any of its Subsidiaries as a result of the passage of time, the occurrence of a specified event, the satisfaction of a condition or other similar provision.

(g) All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance in all material respects with all applicable federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities which violation would have or would reasonably be expected to result in a Material Adverse Effect.

3.7 Valid Issuance.

(a) The Shares have been duly authorized and, upon payment of the applicable Purchase Price in respect of the shares purchased by such Purchaser and the occurrence of the Closing, the Purchasers will be the owners, of record and beneficially, of duly and validly issued, fully paid, and non-assessable shares of Series B Preferred Stock which shares shall be free and clear of all Encumbrances, other than restrictions on transfer provided for in the Offering Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights. The Purchasers shall have good and valid title to such Series B Preferred Stock, free and clear of any Encumbrances. The Warrants have been duly authorized and, when issued and paid for in accordance with the terms of the Offering Documents, will be duly and validly issued, free and clear of all Encumbrances, other than restrictions on transfer provided for in the Offering Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights of stockholders.

(b) Assuming the accuracy of each Purchaser’s representations and warranties set forth herein, the offer, sale and issuance of the Shares and Warrants as contemplated hereby are exempt from the registration and qualification of the Securities Act, and will be issued in compliance with all applicable federal and state securities and blue sky laws. Neither the Company nor any Person acting on behalf of the Company has taken any action that would cause the loss of such exemption.

3.8 SEC Reports; Financial Statements.

(a) The Company has filed or furnished with the Securities and Exchange Commission (“SEC”) all forms, reports, schedules, proxy statements (collectively, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein and including all registration statements and prospectuses filed with the SEC, the “SEC Reports” and together with this Agreement, including the Disclosure Schedule hereto, the “Disclosure Materials”) required to be filed or furnished by the Company with the SEC since January 1, 2018. As of its date of filing or furnishing, each SEC Report complied in all material respects with the requirements of the Exchange Act and the Securities Act, as applicable, and none of such SEC Reports (including any and all financial statements included therein) contained when filed or furnished (except to the extent revised or superseded by a subsequent filing with the SEC that is publicly available prior to the date hereof) any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

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(b) Each of the consolidated financial statements (including the notes thereto) included in the SEC Reports (i) complied as to form required by published rules and regulations of the SEC related thereto as of its date of filing with the SEC, (ii) complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (iii) has been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or otherwise permitted by the SEC on Form 10-Q or any successor form under the Exchange Act) and (iv) presents fairly in all material respects the consolidated financial position of Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended, subject (in the case of unaudited financial statements) to normal year-end adjustments and any other adjustments described therein or in the notes or schedules thereto or the absence of footnotes (none of which are material).

(c) The unaudited balance sheet and the related unaudited statement of operations and unaudited statement of cash flows for the Company’s most recently filed Quarterly Report on Form 10-Q as of the date of this Agreement (i) present fairly in all material respects the financial condition of the Company as of such date and the results of operations for the periods then ended and (ii) were prepared on a basis consistent with the Company’s past practice, subject to normal year-end adjustments and the absence of footnotes.

3.9 Undisclosed Liabilities. Except as set forth in Schedule 3.9, neither the Company nor any of its Subsidiaries has incurred liabilities, including contingent liabilities, or any other obligations of a nature required to be disclosed on a consolidated balance sheet prepared in accordance with GAAP or in the notes thereto, except liabilities that are not material and were incurred in the ordinary course of business subsequent to the date of the consolidated balance sheet contained in the Company’s most recently filed Quarterly Report on Form 10-Q as of the date of this Agreement.

3.10 Material Changes. Since the date of the latest balance sheet for the Company’s most recently filed Quarterly Report on Form 10-Q as of the date of this Agreement (a) there have been no events, occurrences or developments that have had or would reasonably be expected to have a Material Adverse Effect, (b) the Company and its Subsidiaries have not incurred any material liabilities (contingent or otherwise) other than (i) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (ii) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or to be disclosed in filings made with the SEC, (c) the Company has not materially altered its method of accounting or the manner in which it keeps its accounting books and records, (d) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders, or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of the Company), (e) the Company has not issued any equity securities to any officer, director or Affiliate, except Common Stock or other equity securities issued in the ordinary course pursuant to existing Company stock option or stock purchase plans or executive and director corporate arrangements disclosed in the SEC Reports, (f) there has not been any material change or amendment to, or any waiver of any material right under, any Material Contract under which the Company or any of its assets is bound or subject, and (g) there have not been any changes in the authorized capital, assets, liabilities, financial condition, business or operations of the Company from that reflected in the latest financial statements contained in the SEC Reports except changes in the ordinary course of business which have not had or would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Except as set forth on Schedule 3.9, neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.

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3.11 Contracts. Except as set forth in Schedule 3.11, neither the Company nor any of its Subsidiaries is, or to the Knowledge of the Company, is alleged to be (nor, to the Company’s Knowledge, is any other party to any Material Contract) in material default under, or in material breach or material violation of, any Material Contract, and no event has occurred which, with the giving of notice or passage of time or both, would constitute a material default by the Company or any other party under any Material Contract. Other than Material Contracts which have terminated or expired in accordance with their terms, each of the Material Contracts is in full force and effect and is a legal, valid and binding obligation of the Company and, to the Knowledge of the Company, the other parties thereto enforceable against the Company and, to the Knowledge of the Company, such other parties in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar Laws now or hereafter in effect relating to creditors’ rights generally and subject to general principles of equity.

3.12 Affiliate Transactions. Except as set forth in Schedule 3.12, there are no transactions between the Company, on the one hand, and any (A) officer or director of the Company or any of its Subsidiaries, (B) to the Knowledge of the Company, record or beneficial owner of five (5) percent or more of the voting securities of the Company or (C) Affiliate or family member of any such officer or director or, to the Knowledge of the Company, record or beneficial owner, on the other hand, except for (i) the payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company or any Subsidiary, and (iii) other employee benefits, including stock option agreements under the Stock Option Plan or any other plan of the Company. Neither the Company nor any of its Subsidiaries is a guarantor or indemnitor of any indebtedness of any of the persons set forth in the foregoing clause (subject to the same knowledge qualifications as set forth therein).

3.13 Title. The Company and each of its Subsidiaries has good and marketable title to their respective owned properties and assets, and good leasehold title to their respective leasehold estates in leased properties and assets, in each case, subject to no Encumbrances, other than Encumbrances that would not reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect.

3.14 Compliance with Law; Permits.

(a) Neither the Company nor any of its Subsidiaries (i) is in material violation or default of the Charter Documents of the Company or any of its Subsidiaries, (ii) is in violation or default of any Order or any Law, except for such violations and defaults that would not reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect or (iii) has received, since January 1, 2020, any written notice of, and to the Knowledge of the Company, no investigation or review is in process or threatened by any Governmental Authority with respect to, any material violation or alleged violation of any Order or Law.

(b) Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (i) the Company and its Subsidiaries hold all Permits necessary for the lawful conduct of their respective businesses as they are presently being conducted, (ii) all Permits are in full force and effect, (iii) the Company and its Subsidiaries are in compliance with the terms of the Permits, (iv) there are no pending or, to the Knowledge of the Company, threatened, modifications, amendments, cancellations, suspensions, limitations, non-renewals or revocations of any Permit, and (v) there has occurred no event which (whether with notice or lapse of time or both) could reasonably be expected to result in or constitute the basis for such a modification, amendment, cancellation, suspension, limitation, nonrenewal or revocation thereof.

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3.15 Litigation. Except as set forth in Schedule 3.15, no Proceeding is pending against the Company or any of its Subsidiaries, or, to the Knowledge of the Company, any officer, director, manager, member, shareholder or employee of any such Person, and none of the Company or any of its Subsidiaries, or, to the Knowledge of the Company, any officer, director, manager, member, shareholder or employee of any such Person, is subject to any outstanding injunction, judgment, order, decree, ruling or charge or, to the Knowledge of the Company, is threatened with being made a party to any Proceeding, in, or before any Governmental Authority or before any arbitrator, all cases, that are required to be described in the SEC Reports but are not described as required in the SEC Reports, or that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

3.16 Intellectual Property. The Company and its Subsidiaries collectively own, possess, license or have other rights to use all Intellectual Property necessary for or used in the conduct of their businesses, taken as a whole, as now conducted or as proposed in the SEC Reports to be conducted (collectively, the “Company Intellectual Property”). There are no rights of third parties to any Company Intellectual Property, other than Company Intellectual Property that is licensed to the Company or a Subsidiary. The Company’s or its Subsidiaries’ use of any Intellectual Property in the conduct of its business as presently conducted does not infringe upon the rights of any third parties. To the Knowledge of the Company, there is no infringement by third parties of any Company Intellectual Property that is owned by the Company or a Subsidiary. There is no pending or threatened Action challenging the Company’s or a Subsidiary’s rights in or to or scope of any Company Intellectual Property. There is no pending or threatened Action challenging the validity or scope of any Company Intellectual Property that is owned by the Company or a Subsidiary. There is no pending or threatened Action that the Company or any Subsidiary infringes or otherwise violates any Intellectual Property. The Company is not aware of any information required to be disclosed to the U.S. Patent and Trademark Office which has not been disclosed to the U.S. Patent and Trademark Office. The Company and its Subsidiaries collectively have taken reasonable security measures to protect the secrecy, confidentiality and value of all of the material confidential Intellectual Property. There are no outstanding and, to Knowledge of the Company, no threatened disputes or disagreements with respect to any agreements relating to any Intellectual Property which the Company is a party or by which the Company is bound. To the Knowledge of the Company, no employee of the Company or any Subsidiary has entered into any contract that restricts or limits in any way the scope or type of work in which the employee may be engaged or requires the employee to transfer, assign, or disclose information concerning his work to anyone other than the Company or a Subsidiary.

3.17 Insurance. Schedule 3.17 sets forth a true, correct and complete list of all of the insurance maintained for or on behalf of the Company or any of its Subsidiaries and claims made to date. All premiums with respect to such policies have been paid to the extent due and payable. No written notice of cancellation or termination has been received by the Company or any of its Subsidiaries with respect to any such policies that have not been replaced on substantially similar terms prior to the date of such cancellation or termination. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

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3.18 Environmental Matters. The Company and its Subsidiaries have at all times been in compliance in all material respects with all Environmental Laws. The Company does not own or operate on any real property or premises where Hazardous Materials have been Released or is otherwise contaminated with Hazardous Materials such that (A) the Company or any of its Subsidiaries would reasonably be expected to be obligated to remove, remediate or otherwise respond to pursuant to any Environmental Laws or (B) would reasonably be expected to result in a liability of the Company or any of its Subsidiaries to any Person under any Environmental Laws. There are no Environmental Claims pending, or to the Knowledge of the Company threatened against the Company or any of its Subsidiaries, and there no Actions, activities, circumstances, facts, conditions, events or incidents, including the presence of any Hazardous Material, which would be reasonably likely to form the basis of any such Environmental Claim.

3.19 Company Benefit Plans.

(a) Schedule 3.19 lists each material Company Benefit Plan.

(b) Neither the Company nor any of its ERISA Affiliates has ever maintained, sponsored, contributed to, or had an obligation to maintain, sponsor or contribute to, or has any liability under or with respect to (i) a “defined benefit plan,” as defined in Section 3(35) of ERISA, (ii) a pension plan subject to the minimum funding standards of Section 302 of ERISA or Section 412 of the Code, (iii) a “multiemployer plan,” as defined in Section 3(37) of ERISA, (iv) a “multiple employer plan” (within the meaning of Section 413 of the Code), (v) a “voluntary employees’ beneficiary association” (within the meaning of Section 501(c)(9) of the Code), (vi) an organization or trust described in Sections 501(c)(17) or 501(c)(20) of the Code or (vii) a “welfare benefits fund” described in Section 419(e) of the Code. No current or former employee, officer, director, consultant or other service provider of the Company or any of its Subsidiaries is or may become entitled under any Company Benefit Plan to receive health, life insurance or other welfare benefits (whether or not insured), beyond their retirement or other termination of service, other than health continuation coverage as required by Section 4980B of the Code.

(c) Each Company Benefit Plan has been administered in all material respects in accordance with its terms and applicable Law. Each Company Benefit Plan intended to be qualified under Section 401(a) of the Code has either received a favorable determination letter from the IRS or may rely on a favorable opinion letter issued by the IRS, and, to the Knowledge of the Company, nothing has occurred since the date of such determination or opinion letter that would reasonably be expected to adversely affect such qualification.

(d) Except as would not be reasonably likely to result in a Material Adverse Effect, there are no actions, suits, audits or investigations by any Governmental Authority or other claims (except for routine claims for benefits) pending or, to the Knowledge of the Company, threatened, against or involving any Company Benefit Plan.

(e) Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby will (whether alone or upon the occurrence of any additional or further acts or events) (i) result in any payment becoming due to any current or former employee, officer, director or independent contractor of the Company or any Subsidiary thereof or satisfy any prerequisite (whether exclusive or non-exclusive) to any payment or benefit to any current or former employee, director or independent contractor of the Company or any Subsidiary thereof, (ii) increase any benefits under any Company Benefit Plan, (iii) result in the acceleration of the time of payment, vesting or funding of any such benefits under any Company Benefit Plan, or (iv) result in the forgiveness of any indebtedness of any current or former employee, officer, director or independent contractor of the Company or any Subsidiary thereof.

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3.20 Labor.

(a) Neither the Company nor any of its Subsidiaries is a party to any labor or collective bargaining agreement.

(b) There are no (i) strikes, work stoppages, work slowdowns or lockouts pending or, to the Knowledge of the Company, threatened against or involving the Company or any of its Subsidiaries, or (ii) unfair labor practice charges, grievances or complaints pending or, to the Knowledge of the Company, threatened by or on behalf of any employee or group of employees of the Company or any of its Subsidiaries, except in each case as would not have a Material Adverse Effect.

3.21 Tax Matters. Except as set forth in Schedule 3.21:

(a) As of the date of this Agreement, the Company has timely filed all material Tax Returns required to be filed (after giving effect to any extensions that have been requested by and granted to such party by the applicable Governmental Authority) and has paid or caused to be paid on its behalf all Taxes due and owing, other than those (i) that are being contested in good faith and for which adequate reserves have been established in accordance with GAAP or (ii) that, if not paid, would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. All such Tax Returns are true, correct and complete in all material respects. There are no past, current, pending or, to the Knowledge of the Company, threatened Proceedings by any Governmental Authority relating to Taxes. The Company has not waived any statutes of limitation or agreed to any extension of time with respect to any Tax assessment or deficiency. The Company has not received written notice from any Governmental Authority in a jurisdiction where it does not file Tax Returns claiming that it is subject to Tax in that jurisdiction. There are no liens for Taxes against the property of the Company or the Project except for Taxes not yet due and payable.

(b) The Company has complied with all Laws relating to the withholding and collection of Taxes relating to the Company. The Company has not engaged in any reportable transaction within the meaning of Treasury Regulations Section 1.6011-4(b).

(c) Neither the Company nor any of its Subsidiaries has made an election under Section 965(h) of the Code.

(d) The Company (A) has not entered into any agreement with any Governmental Authority that would impact the amount of Taxes due by it, (B) has never been a member of an affiliated, combined, consolidated or unitary group for purposes of filing any Tax Return or has any liability for the Taxes of any other Person (1) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign law), or (2) as a transferee or successor, by contract, or otherwise, or (C) is not a party to, or has any liability under, any Tax sharing, Tax allocation, Tax indemnity, or similar agreement or arrangement.

3.22 Investment Company Act. The Company is not and, after giving effect to the transactions contemplated by this Agreement will not be, an “investment company” as that term is defined in, nor is the Company otherwise subject to registration or regulation under, the Investment Company Act of 1940.

3.23 OFAC and Related Matters. None of the transactions contemplated hereby will violate (i) any Sanctions, or (ii) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, Public Law 107-56 (October 26, 2001). The Company is in compliance with Sanctions in all material respects. There are no pending or threatened claims or legal actions, or investigations by any Governmental Authority, of or against the Company, nor are there any judgments imposed (or threatened to be imposed) upon the Company by or before any Governmental Authority, in each case, in connection with any alleged violation of Sanctions. Neither the Purchase Price nor any other proceeds received by the Company hereunder will be used in any dealings or transactions with any Sanctioned Person or in any manner that will result in a violation of Sanctions. The Company has not violated any provision of the U.S. Foreign Corrupt Practices Act of 1977 or the U.K. Bribery Act 2010.

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3.24 Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to Knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of FCPA.

3.25 FDA. As to each product subject to the jurisdiction of the U.S. Food and Drug Administration (“FDA”) under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder (“FDCA”) that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by the Company or any of its Subsidiaries (each such product, a “Pharmaceutical Product”), such Pharmaceutical Product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by the Company in compliance with all applicable requirements under FDCA and similar laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports, except where the failure to be in compliance would not have a Material Adverse Effect. There is no pending, completed or threatened Proceeding against the Company or any of its Subsidiaries, and none of the Company or any of its Subsidiaries has received any notice, warning letter or other communication from the FDA or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Pharmaceutical Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Pharmaceutical Product, (iii) imposes a clinical hold on any clinical investigation by the Company or any of its Subsidiaries, (iv) enjoins production at any facility of the Company or any of its Subsidiaries, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company or any of its Subsidiaries, or (vi) otherwise alleges any violation of any laws, rules or regulations by the Company or any of its Subsidiaries, and which, either individually or in the aggregate, would have a Material Adverse Effect. The properties, business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA. The Company has not been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by the Company nor has the FDA expressed any concern as to approving or clearing for marketing any product being developed or proposed to be developed by the Company.

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3.26 Regulatory Matters. The Company and its Subsidiaries have complied in all material respects with all statutes and regulations related to the research, manufacture and sale of its products to the extent applicable to the Company’s and its Subsidiaries’ activities. Items manufactured or under investigation by the Company and its Subsidiaries comply in all material respects with all applicable manufacturing practices regulations and other requirements established by government regulators in the jurisdictions in which the Company or its Subsidiaries manufacture or sell their products. The Company is not and its Subsidiaries are not the subject of any investigation by any competent authority with respect to the development, testing, manufacturing and distribution of their products, nor has any investigation, prosecution, or other enforcement action been threatened by any regulatory agency. Neither the Company nor any of its Subsidiaries has received from any regulatory agency any letter or other document asserting that the Company or any Subsidiary has violated any statute or regulation enforced by that agency with respect to the development, testing, manufacturing and distribution of their products. To the Knowledge of the Company, research conducted by or for the Company and its Subsidiaries has complied in all material respects with all applicable legal requirements. To the Knowledge of the Company, research involving human subjects conducted by or for the Company and its Subsidiaries has been conducted in compliance in all respects with all applicable statutes and regulations governing the protection of human subjects and not involved any investigator who has been disqualified as a clinical investigator by any regulatory agency or has been found by any agency with jurisdiction to have engaged in scientific misconduct.

3.27 Data Privacy. Except as set forth in Schedule 3.27, in connection with its collection, storage, transfer (including, without limitation, any transfer across national borders) and/or use of any personally identifiable information from any individuals, including, without limitation, any customers, prospective customers, employees and/or other third parties (collectively “Personal Information”), the Company is and has been in compliance in all material respects with all applicable laws in all relevant jurisdictions, the Company’s privacy policies and the requirements of any contract or codes of conduct to which the Company is a party. Except as set forth in Schedule 3.27, the Company has commercially reasonable physical, technical, organizational and administrative security measures and policies in place to protect all Personal Information collected by it or on its behalf from and against unauthorized access, use and/or disclosure. Except as set forth in Schedule 3.27, the Company is in compliance with the applicable requirements of the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act, including all rules and regulations promulgated thereunder. The Company is and has been in compliance in all material respects with all laws relating to data loss, theft and breach of security notification obligations.

3.29 Telemarketing and Communications Regulatory Matters.

(a) The Company and its Subsidiaries have at all times been in compliance in all material respects with the Telephone Consumer Protection Act (“TCPA”) and related regulations.

(b) To the Knowledge of the Company, the Company and its Subsidiaries have not sent or made any communications to third parties using automated technology without first obtaining prior express consent for informational communications, or prior express written consent for marketing communications, and such consent has been recorded.

(c) The Company and its Subsidiaries promptly register and honor all revocations of consent from third parties to receive communications using automated technology.

(d) The Company and its Subsidiaries use and review databases of cancelled or reassigned telephone number, Do Not Call List, or another third-party source of information to ensure that the list of telephone numbers employed by the Company to contact third parties through any automated means is current.

(e) To the Knowledge of the Company, there are no claims under the TCPA or related regulations pending or to the Knowledge of the Company threatened against the Company or any of its Subsidiaries, and Company is not aware of any actions, practices, or circumstances that would reasonably be expected to result in a liability of the Company or any of its Subsidiaries to any Person under the TCPA or related regulations, or related telemarketing rules, including the Telemarketing and Consumer Fraud and Abuse Prevention Act, the Federal Trade Commission’s Telemarketing Sales Rule, and applicable state laws.

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3.30 Broker; Fees. Neither the Company nor any of its Subsidiaries has employed any broker or finder or incurred any liability for any brokerage or finders’ fees or any similar fees or commissions in connection with the transactions contemplated by this Agreement for which any Purchaser is liable.

3.31 Accountants and Lawyers. The Company’s independent auditing firm is set forth on Schedule 3.31. To the Knowledge of the Company, such auditing firm: (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company’s Annual Report for the fiscal year ending December 31, 2020. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the auditors, accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its auditors, accountants and lawyers which could affect the Company’s ability to perform any of its obligations under any of the Offering Documents.

3.32 RESERVED.

3.33 Manipulation of Price. Neither the Company nor any of its Subsidiaries has, and, to the Knowledge of the Company, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any of its Subsidiaries to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any security of the Company or any of its Subsidiaries, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any securities of the Company or any of its Subsidiaries.

3.34 Listing and Maintenance Requirements. The Common Stock is listed on the OTCQB under the symbol CVLB. There are no Proceedings pending or, to the Knowledge of the Company, threatened against the Company relating to the continued listing of the Common Stock on the OTCQB and the Company has not received any currently pending notice of the delisting of the Common Stock from OTCQB.

3.35 No General Solicitation. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Shares or Warrants.

3.36 No “Bad Actor” Disqualification. To the Knowledge of the Company, no Covered Person is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (“Disqualification Events”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act. “Covered Persons” are those persons specified in Rule 506(d)(1) under the Securities Act, including the Company; any predecessor or affiliate of the Company; any director, executive officer, other officer participating in the offering, general partner or managing member of the Company; any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power; any promoter (as defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of the sale of the Shares and Warrants; and any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Shares and Warrants (a “Solicitor”), any general partner or managing member of any Solicitor, and any director, executive officer or other officer participating in the offering of any Solicitor or general partner or managing member of any Solicitor.

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3.37 Disclosure. The Company understands and confirms that the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. The Disclosure Materials, and all due diligence materials regarding the Company, its business and the transactions contemplated hereby that are not projections or forward-looking statements, furnished by or on behalf of the Company to any Purchaser in connection with such Purchaser’s evaluation of the Company are, when taken together with the Disclosure Materials, true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. All projections and forward-looking statements regarding the Company and its business, furnished by or on behalf of the Company to any Purchaser in connection with such Purchaser’s evaluation of the Company, were made on a good faith, reasonable basis by Company management.

Section 4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser, severally and not jointly, represents and warrants to the Company as of the date hereof and the Closing Date (except for representations and warranties that are made as of a specific date, which are made only as of such date), as follows:

4.1 Organization and Qualification. Such Purchaser has been duly organized and is validly existing and, except as would not reasonably be expected to have, individually or in the aggregate, a material adverse effect with respect to such Purchaser, is in good standing under the laws of its jurisdiction of organization, with the requisite power and authority to own its properties and conduct its business as currently conducted.

4.2 Authorization; Enforcement; Validity. Such Purchaser has all necessary corporate, limited liability company or equivalent power and authority to enter into this Agreement and to carry out, or cause to be carried out, its obligations hereunder in accordance with the terms hereof. The execution and delivery by such Purchaser of this Agreement and the performance by such Purchaser of its obligations hereunder have been duly authorized by all requisite action on the part of such Purchaser, and no other action on the part of such Purchaser is necessary to authorize the execution and delivery by such Purchaser of this Agreement or the consummation of the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by such Purchaser, and assuming due authorization, execution and delivery by the Company, this Agreement constitutes the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar Laws now or hereafter in effect relating to creditors’ rights generally and subject to general principles of equity.

4.3 No Conflicts. The execution, delivery, and performance by such Purchaser of this Agreement do not and will not (a) violate any provision of the organizational documents of such Purchaser; (b) conflict with or violate any Law or Order applicable to such Purchaser or any of its respective assets or properties; or (c) violate, conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which such Purchaser is a party or to which any of its assets or properties are subject, or result in the creation of any Encumbrance on any of its assets or properties, except, in the case of clauses (b) and (c), for any such conflict, violation, breach or default that would not reasonably be expected to have, individually or in the aggregate, a material adverse effect with respect to such Purchaser.

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4.4 Consents and Approvals. The execution, delivery and performance by such Purchaser of this Agreement do not require such Purchaser to obtain any consent, approval, authorization or other Order of, action by, filing with or notification to, any Governmental Authority or any other Person under any of the terms, conditions or provisions of any Law or Order applicable to such Purchaser or by which any of its assets or properties may be bound, any contract to which such Purchaser is a party or by which such Purchaser may be bound, except for any consent, approval, authorization or other Order of, action by, filing with or notification to, any Governmental Authority or any other Person under any of the terms, conditions or provisions of any Law or Order applicable to such Purchaser that, if not made or obtained, would not reasonably be expected to have, individually or in the aggregate, a material adverse effect with respect to such Purchaser.

4.5 Accredited Investor. Such Purchaser is an accredited investor as defined in Rule 501under the Securities Act and any securities of the Company acquired by such Purchaser under this Agreement will have been acquired for investment and not with a view to distribution or resale in violation of the Securities Act.

4.6 Sufficient Funds. Such Purchaser has sufficient assets (or the ability to call sufficient capital from its equity holders) and the financial capacity to perform all of its obligations under this Agreement, including the ability to fully fund its respective portion of the Purchase Price at the Closing.

4.7 Restricted Securities. Such Purchaser acknowledges that the Securities are considered “restricted securities” under the Securities Act and thus cannot be sold or transferred unless they are subsequently registered under the Securities Act or an exemption from registration is available. Subject to applicable securities laws, the Purchaser shall be entitled to assign and transfer, without any other person’s or the Company’s consent and without restriction, all of any portion of the Securities and the rights thereto.

Section 5. ADDITIONAL COVENANTS.

5.1 Further Assurances. Each Party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other Party may reasonably request to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

5.2 Use of Proceeds. The Company shall use the proceeds from the transactions contemplated hereby for working capital purposes and customer acquisition.

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5.3 Preemptive Rights.

(a) If, at any time following the Closing Date (the “Preemptive Period”), the Company offers to sell Covered Securities (as defined below) in a private offering of Covered Securities for cash (a “Qualified Offering”), then each Purchaser that holds any shares of Series B Preferred Stock, Underlying Shares, Warrants or Warrant Shares shall be afforded the opportunity to acquire from the Company, for the same price and on the same terms as such Covered Securities are offered, in the aggregate up to the amount of Covered Securities required to enable it to maintain its Qualified Purchaser Percentage Interest (measured immediately prior to the delivery of the Qualified Offering Notice); provided, that, if such Purchaser is subject to a beneficial ownership limitation at the time of such Qualified Offering and the purchase of such Covered Securities could cause the Purchaser to exceed such beneficial ownership limitation, then the Company shall offer the Purchaser an alternative security with similar rights, preferences and privileges as the Covered Security being offered in the Qualified Financing, but containing the same beneficial ownership limitation, mutatis mutandi, to which the Purchaser is already subject (e.g., a convertible security with a beneficially ownership limitation). “Qualified Purchaser Percentage Interest” means, as of any date of determination, the percentage equal to (i) the number of shares of Common Stock (on an as-converted and as-exercised basis) then held by such Purchaser as of the date of determination, divided by (ii) the total number of outstanding shares of Common Stock (on an as-converted and as-exercised basis) as of such date. “Covered Securities” means Common Stock and any rights, options or warrants to purchase or securities convertible into or exercisable or exchangeable for Common Stock, other than securities that are (A) issuable upon the exercise or conversion of any securities of the Company (including derivative securities) issued and outstanding as of the date hereof or pursuant to this Agreement or the Offering Documents; (B) issued by the Company pursuant to any employment contract, employee incentive or benefit plan, stock purchase plan, stock ownership plan, stock option or equity compensation plan (or a bona fide inducement grant to new employees outside of any such plan) or other similar plan approved by the Board of Directors, including where stock is being issued or offered to a trust, other entity to or for the benefit of any employees, consultants, officers or directors of the Company; (C) issued on an arm’s length basis to an unaffiliated third party in connection with acquisitions, asset purchases, licenses, joint ventures, technology license agreements, collaborations or strategic transactions involving the Company and other entities approved by the Board of Directors; or (D) securities issued to financial institutions or lessors in connection with credit or lending arrangements, equipment financings or lease arrangements. Notwithstanding anything to the contrary herein, this Section 5.3(a) shall not require the Company to take any action that would require shareholder approval under applicable stock exchange rules or result in a violation of law or stock exchange rule or regulation.

(b) Prior to making any Qualified Offering of Covered Securities, the Company shall give each Purchaser written notice of its intention to make such an offering, describing, to the extent then known, the anticipated amount of securities, and other material terms then known to the Company upon which the Company proposes to offer the same (such notice, a “Qualified Offering Notice”). The Company shall deliver such notice only to the individuals identified on such Purchaser’s signature page hereto, and shall not communicate the information to anyone else acting on behalf of the Purchaser without the consent of one of the designated individuals. Each Purchaser shall then have ten (10) days after receipt of the Qualified Offering Notice (the “Offer Period”) to notify the Company in writing (a “Purchaser Notice”) that it intends to exercise such preemptive right and as to the amount of Covered Securities the Purchaser desires to purchase, up to the maximum amount calculated pursuant to this Section 5.3(a) (the “Designated Securities”). The failure to respond to a Qualified Offering Notice during the Offering Period constitutes a waiver of such Purchaser’s preemptive right in respect of such offering. A Purchaser Notice constitutes a non-binding indication of interest of such Purchaser to purchase the amount of Designated Securities specified by such Purchaser (or a proportionately lesser amount if the amount of Covered Securities to be offered in such Qualified Offering is subsequently reduced) at the price (or range of prices) established in the Qualified Offering and other terms set forth in the Company’s notice to it. The sale of the Covered Securities in the Qualified Offering, including any Designated Securities, shall be closed not later than thirty (30) days after the end of the Offer Period. The Covered Securities to be sold to other investors in such Qualified Offering shall be sold at a price not less than, and upon terms no more favorable to such other investors than, those specified in the Qualified Offering Notice. If the Company does not consummate the sale of Covered Securities to other investors within such thirty (30)-day period, the right provided hereunder shall be revived and such securities shall not be offered unless first reoffered to the Purchasers in accordance herewith. Notwithstanding anything to the contrary set forth herein and unless otherwise agreed by the Purchasers purchasing a majority of the Shares sold at the Closing, by not later than sixty (60) days following the end of the Offer Period, the Company shall either confirm in writing to the Purchasers that the Qualified Offering has been abandoned or shall publicly disclose its intention to issue the Covered Securities in the Qualified Offering, in either case in such a manner that the Purchasers will not be in possession of any material, non-public information thereafter.

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(c) If a Purchaser exercises its preemptive right provided in this Section 5.3 with respect to a Qualified Offering, the Company shall offer and sell such Purchaser, if any such offering is consummated, the Designated Securities (as adjusted, upward to reflect the actual size of such offering when priced) at the same price as the Covered Securities are offered to third persons (not including the underwriters or the initial purchasers in a Rule 144A offering that is being reoffered by the initial purchasers) in such offering and shall provide written notice of such price upon the determination of such price.

(d) In addition to the pricing provision of Section 5.3(c), the Company will offer and sell the Designated Securities to each Purchaser upon terms and conditions not less favorable than the most favorable terms and conditions offered to other persons or entities in a Qualified Offering.

(e) The Company covenants that it shall not consummate a primary offering by the Company of securities issued in an offering registered under the Securities Act without the prior written consent of the Purchasers purchasing Shares at the Closing; provided that such consent shall be deemed to have been granted if: (i) the Company or its underwriter, placement agent or financial advisor in good faith attempts to inform such Purchasers of such offering on a confidential basis pursuant to a customary “wall crossing” procedure and such Purchasers decline to speak with the Company or its underwriter, placement agent or financial advisor regarding the offering (i.e., it does not come “over the wall”) (it being understood that such Purchasers will be deemed to have “declined to speak” to the Company or its underwriter, placement agent or financial advisor, and thus have given consent to such offering, if it could not be reached or does not provide a response within 48 hours after such good faith attempt to inform such Purchasers of such offering); or (ii) the Company or its underwriter, placement agent or financial advisor contacts such Purchasers following the first public announcement of the public offering and such Purchasers are offered an allocation of or are allocated in such offering the lesser of: (A) its requested allocation in such public offering or (B) such Purchasers’ Qualified Purchaser Percentage Interest; or (iii) if such Purchasers cannot be found or are not responsive during the period between the first public announcement of the public offering and the pricing of such public offering (which may be the same day as the announcement in the case of a confidentially marketed public offering). Notwithstanding anything to the contrary herein, this Section 5.3 shall not (1) apply to any offering or sale of securities on Form S-8 or Form S-4, or any similar or successor forms, (2) apply to the filing or effectiveness of any shelf registration statement, whether covering potential sales of Company securities by the Company or resales of Company securities by selling security holders, (3) apply to offers or sales under any resale registration statement by security holders of the Company, (4) apply to any offering or sale pursuant to an “at the market” offering by the Company, or (5) require the Company to take any action that would require shareholder approval under applicable stock exchange rules or result in a violation of law or stock exchange rule or regulation.

(f) Notwithstanding anything herein to the contrary, this Section 5.3 may be waived by a written instrument signed by the Purchasers purchasing a majority of the Shares sold at the Closing.

5.4 Securities Law Disclosure; Public Announcements. On or before 5:30 p.m., New York City time, on the fourth Trading Day immediately following the execution of this Agreement, the Company will file a Current Report on Form 8-K with the SEC describing the terms of the Offering Documents (and including as exhibits to such Current Report on Form 8-K the material Offering Documents (including, without limitation, this Agreement and the Registration Rights Agreement)). No press release or other public announcement related to this Agreement or the transactions contemplated herein shall be issued or made without the joint approval of the Company and each of the Purchasers, unless such release or announcement is required by law or the rules of any securities exchange on which securities of the Company are traded (including, for the avoidance of doubt, the Current Report on Form 8-K referred to in the first sentence of this Section 5.4), in which case each of the Purchasers shall be afforded a reasonable opportunity to review such public announcement prior to publication.

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5.5 Reservation of Shares of Common Stock. As soon as practical, but in no event later than December 31, 2020, the Company shall reserve (whether through a reverse stock split or an amendment to the Certificate of Incorporation) and keep available at all times during which the Shares or Warrants remains outstanding, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue the Common Stock upon conversion of the Series B Preferred Stock pursuant to the Certificate of Designation or the exercise of the Warrants. Notwithstanding the foregoing, within ten (10) Business Days following the date hereof, (i) the Board of Directors of the Company will approve implementation of a reverse stock split and related amendment to the Company’s Certificate of Incorporation previously approved by the stockholders of the Company at a special meeting held on January 10, 2020, pursuant to which the Company will have authorized a sufficient number of shares of Common Stock to enable the Company to issue the Common Stock upon conversion of the Series B Preferred Stock pursuant to the Certificate of Designation or the exercise of the Warrants, (ii) the Board of Directors of the Company shall reserve a sufficient number of shares of Common Stock for the purposes of enabling the Company to issue the Common Stock upon conversion of the Series B Preferred Stock pursuant to the Certificate of Designation or the exercise of the Warrants, and (iii) the Company will notify FINRA of such corporation action. The form of notice of conversion included in the Certificate of Designation sets forth the totality of the procedures required of the Purchasers in order to convert the Series B Preferred Shares. No additional legal opinion, other information or instructions shall be required of the Purchasers to convert their Series B Preferred Stock. The Company shall honor conversions of the Series B Preferred Stock and shall deliver Common Stock in accordance with the terms, conditions and time periods set forth in the Offering Documents. The form of notice of exercised included in the Warrants sets forth the totality of the procedures required of the Purchasers in order to exercise the Warrants. No additional legal opinion, other information or instructions shall be required of the Purchasers to exercise the Warrants. The Company shall honor exercises of the Warrants and shall deliver Common Stock in accordance with the terms, conditions and time periods set forth in the Offering Documents.

5.6 Form D and Blue Sky. The Company agrees to timely file a Form D with respect to the Shares and the Warrants as required under Regulation D and to provide a copy thereof to each Purchaser who requests a copy in writing promptly after such filing. The Company shall take such action as the Company shall reasonably determine is necessary in order to qualify the Shares and Warrants for sale to the Purchasers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), which, subject to the accuracy of the Company’s and the Purchasers’ representations and warranties set forth herein, shall consist of the submission of all filings and reports relating to the offer and sale of the Shares and Warrants pursuant to Rule 506 of Regulation D required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date, and shall provide evidence of any such action so taken to the Purchasers who request in writing such evidence.

5.7 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Common Stock into which the Series B Preferred Stock are convertible and the issuance of the Common Stock for which the Warrants are exercisable may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Offering Documents, including without limitation its obligation to issue the Common Stock pursuant to the Offering Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

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Section 6. CONDITIONS TO EACH PURCHASER’S OBLIGATIONS. The obligations of each Purchaser to consummate the transactions contemplated hereby pursuant to this Agreement on the Closing Date shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any one or more of which may be waived in writing by the Purchasers purchasing a majority of the Shares to be sold at the Closing:

6.1 Representations and Warranties. All of the representations and warranties made by the Company in this Agreement shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the Closing as though made on and as of the Closing (except to the extent such representations and warranties expressly speak as of an earlier date, in which case such representations and warranties shall be true and correct as of such date).

6.2 Performance of Closing Actions. The Company shall have performed, satisfied and complied with all covenants, agreements and conditions required by the Offering Documents to be performed, satisfied or complied with at or prior to the Closing.

6.3 No Legal Impediment to Issuance. No Law or Order shall have become effective or been enacted, adopted or issued by any Governmental Authority that prohibits the consummation of the transactions contemplated by the Offering Documents, including this Agreement.

6.4 No Adverse Events. No Material Adverse Effect shall have occurred or be continuing. Neither the Company nor any of its Subsidiaries shall have taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up. Neither the Company nor any of its Subsidiaries shall have received any notice from their respective creditors that such creditors intend to (A) initiate involuntary bankruptcy proceedings or (B) accelerate any amounts owing from the Company or any of its Subsidiaries to such creditor. Neither the Company nor any of its Subsidiaries, individually and on a consolidated basis, shall be insolvent.

6.5 Cancellation of Series A Preferred Stock. The Company shall have filed a certificate of elimination with the Secretary of State of the State of Delaware, in form and substance reasonably acceptable to the Purchasers purchasing a majority of the Shares to be purchased at the Closing, providing for the elimination of the Series A Preferred Stock of the Company, par value $0.0001 per share (the “Series A Preferred Stock”), and no shares of Series A Preferred Stock shall be outstanding.

6.6 Consents. The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Shares and Warrants at the Closing, all of which shall be and remain in full force and effect.

6.7 No Suspensions of Trading in Common Stock. The Common Stock shall not have been suspended, as of the Closing, by the SEC.

6.8 Company Deliverables. The Company shall have delivered the deliverables in accordance with Section 2.4(a).

6.9 Termination. This Agreement shall not have been terminated in accordance with Section 8.

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Section 7. CONDITIONS TO THE COMPANY’S OBLIGATIONS. The obligations of the Company to issue and sell to the Purchasers the Series B Preferred Stock pursuant to this Agreement shall be subject to the satisfaction at or prior to the Closing of each of the following conditions, any one or more of which may be waived in writing by the Company:

7.1 Representations and Warranties. All of the representations and warranties made by the Purchasers in this Agreement shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the Closing as though made on and as of the Closing (except to the extent such representations and warranties expressly speak as of an earlier date, in which case such representations and warranties shall be true and correct as of such date).

7.2 Performance of Closing Actions. Each Purchaser shall have performed, satisfied and complied with all covenants, agreements and conditions required by the Offering Documents to be performed, satisfied or complied with at or prior to the Closing.

7.3 No Legal Impediment to Issuance. No Law or Order shall have become effective or been enacted, adopted or issued by any Governmental Authority that prohibits the consummation of the transactions contemplated by the Offering Documents, including this Agreement.

7.4 Termination. This Agreement shall not have been terminated in accordance with Section 8.

Section 8. TERMINATION.

8.1 At any time prior to the Closing, this Agreement may be terminated and the sale and purchase of the applicable Shares and Warrants abandoned at any time by either the Company or the Purchasers upon written notice to the other party, if:

(a) the Closing does not occur on or before September 10, 2020 (the “Outside Date”), provided, however, that the that the right to terminate this Agreement under this Section 8(a) shall not be available to any Party whose failure to comply with its obligations under this Agreement has been the primary cause of or resulted in the failure of the Closing to occur on or before the Outside Date. Nothing in this Section 8(a) shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Offering Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Offering Documents;

(b) any Governmental Authority of competent jurisdiction enters a Final Order declaring this Agreement or any material portion hereof to be unenforceable;

(c) the other Party breaches any representation or warranty or breaches any covenant applicable to such Party under this Agreement in any material respect and if such breach is curable, it is not cured before the earlier of (i) fifteen (15) Business Days after receipt of written notice by the non-breach Party setting forth such breach or (ii) the Closing Date; or

(d) the Company and the Purchasers purchasing a majority of the Shares to be sold at the Closing agree in writing to terminate this Agreement.

8.2 Effect of Termination. Upon a termination of this Agreement in accordance with this Section 8, the Company and the Purchasers shall not have any further obligation or liability (including arising from such termination) to the other, except for the provisions in Sections 9 and 11, each of which shall survive termination; provided, however, that no such termination shall relieve a Party from liability for its breach or non-performance of its obligations hereunder prior to the date of such termination. The Company and the Purchasers may extend the term of this Agreement in accordance with the amendment provisions of Section 11.13 herein.

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Section 9. INDEMNIFICATION.

9.1 The Company agrees to indemnify and hold harmless the Indemnified Parties from and against any and all claims, damages, losses, liabilities and expenses, that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of (i) this Agreement (including as a result of any breach or inaccuracy of any representation, warranty or covenant herein), the other Offering Documents, or the transactions contemplated hereby or thereby, solely to the extent such Offering Documents or transactions contemplated thereby relate to this Agreement and the Offering, (ii) any use made or proposed to be made with the proceeds of the Offering, or (iii) any Proceeding relating to any of the foregoing, regardless of whether any Indemnified Party is a party thereto (and including for these purposes a derivative action brought on behalf of the Company or any Subsidiary), and the Company shall reimburse each Indemnified Party upon demand for reasonable and documented fees and expenses of counsel (which, so long as there are no conflicts among such Indemnified Parties, shall be limited to one law firm serving as counsel for the Indemnified Parties) and other expenses incurred by it in connection with investigating, preparing to defend or defending, or providing evidence in or preparing to serve or serving as a witness with respect to, any Proceeding relating to any of the foregoing, irrespective of whether the transactions contemplated hereby are consummated. No Indemnified Party shall have any liability (whether direct or indirect, in contract, tort or otherwise) to the Company for or in connection with the transactions contemplated hereby, except to the extent such liability is found pursuant to a Final Order to have resulted from such Indemnified Party’s actual fraud. In no event, however, shall the Company or any Indemnified Party be liable on any theory of liability for any punitive damages and, expect for any liability resulting from the Company’s actual fraud, the maximum aggregate liability of the Company resulting from any breach or inaccuracy of any representation or warranty of the Company contained in Section 3 of this Agreement shall not exceed $3,000,000. For the avoidance of doubt, nothing set forth in this Section 9.1 or the Certificate of Designations, including pursuant to Section 8 thereof, shall be deemed to prohibit or in any way limit the Purchasers’ right at any time, on or after the Closing, to avail itself of any remedy available at law or equity, or seek or obtain specific performance, injunctive or equitable relief for the failure of the other party to perform any covenant or agreement contained herein, even if any such remedy is in addition to, duplicative to or cumulative with other available recourse or remedies.

9.2 Promptly after receipt by any Indemnified Party of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any Proceeding in respect of which indemnity may be sought pursuant to Section 9(a), such Indemnified Party shall promptly notify the Company in writing and the Company shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party and the assumption of the payment of all fees and expenses; provided, however, that the failure of any Indemnified Party to so notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is actually and materially prejudiced by such failure to notify. In any such Proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (i) the Company and the Indemnified Party shall have mutually agreed to the retention of such counsel; (ii) the Company shall have failed promptly to assume the defense of such Proceeding or the Company does not, upon assuming the defense of such Proceeding, conduct the defense of such claim actively and diligently; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Company, and such Indemnified Party shall have been advised by counsel that a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Company; (iv) the claim is based upon any Proceeding, indictment, allegation or investigation of a criminal nature; or (v) the claim seeks an injunction or non-monetary or equitable relief against the Indemnified Party, other than any such claim that is incidental to the primary claim or claims and not material (in the case of clauses (ii)-(v), if such Indemnified Party notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Company). The Company shall not be liable for any settlement of any Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld, delayed or conditioned, the Company shall not effect any settlement of any pending or threatened Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such Proceeding and such settlement does not require any Indemnified Party to perform any covenant or refrain from engaging in any activity or include any non-monetary limitation on the actions of any Indemnified Party or any of its Affiliates or any admission of fault, violation, culpability, malfeasance or nonfeasance by, or on behalf of, or liability on behalf of, any such Indemnified Party.

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Section 10. TRANSFER RESTRICTIONS

10.1 Lock-up Period. Each Purchaser agrees, severally and not jointly, that, during the period beginning on the Closing Date through and including the date that is one (1) year after the Closing Date (the “Lock-Up Period”), such Purchaser will not, without the prior written consent of the Company, directly or indirectly, offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of any shares of Series B Preferred Stock or Warrants (including, without limitation, shares of Common Stock issued upon conversion of shares of Series B Preferred Stock or exercise of the Warrants) deemed to be beneficially owned by such Purchaser in accordance with the rules and regulations promulgated under the Securities Act.

10.2 Permitted Transfers. The restrictions set forth in the immediately preceding paragraph shall not apply to:

(a) if a Purchaser is a natural person, any transfers made by such Purchaser (x) as a bona fide gift to any member of the immediate family (as defined below) of such Purchaser or to a trust the beneficiaries of which are exclusively such Purchaser or members of such Purchaser’s immediate family, (y) by will or intestate succession upon the death of the undersigned or (z) as a bona fide gift to a charity or educational institution;

(b) if a Purchaser is a corporation, partnership, limited liability company or other business entity, any distributions or transfers to any subsidiary, stockholder, partner or member of, or owner of a similar equity interest in or Affiliates of, or any investment fund or other entity that controls or manages, such Purchaser, as the case may be, if, in any such case, such transfer is not for value; or

(c) if a Purchaser is a corporation, partnership, limited liability company or other business entity, any transfer made by such Purchaser (x) in connection with the sale or other bona fide transfer in a single transaction of all or substantially all of the such Purchaser’s capital stock, partnership interests, membership interests or other similar equity interests, as the case may be, or all or substantially all of such Purchaser’s assets, in any such case not undertaken for the purpose of avoiding the restrictions imposed by Section 10.1 or (y) to another corporation, partnership, limited liability company or other business entity so long as the transferee is an Affiliate of such Purchaser and such transfer is not for value;

provided, however, that it shall be a condition to the transfer that the transferee executes and delivers to the Company, not later than one business day prior to such transfer, a written agreement to the effect set forth in Section 10.1 (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the Purchaser and not to the immediate family of the transferee). For purposes of this paragraph, “immediate family” shall mean a spouse, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of the undersigned.

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10.3 Compliance with Laws; Restrictions on Transfer. Notwithstanding any other provision of this Section 10, each Purchaser, severally and not jointly, covenants that the Securities may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state and federal securities laws. In connection with any transfer of the Securities other than (i) pursuant to an effective registration statement, (ii) to the Company, (iii) pursuant to Rule 144 (provided that such Purchaser provides the Company with reasonable assurances (in the form of seller and, if applicable, broker representation letters) that the securities may be sold pursuant to such rule) or (iv) in connection with a bona fide pledge as contemplated in Section 10.4, the Company may require the transferor thereof to provide to the Company, at the cost of the Company, an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and the Registration Rights Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement with respect to such transferred Securities.

10.4 Legends. Certificates evidencing the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form, until such time as they are not required under Section 10.5:

[NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED] [THESE SECURITIES HAVE NOT BEEN REGISTERED] UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

The Company acknowledges and agrees that a Purchaser may from time to time pledge, and/or grant a security interest in, some or all of the legended Securities in connection with applicable securities laws, pursuant to a bona fide margin agreement in compliance with a bona fide margin loan. Such a pledge would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion shall be required in connection with a subsequent transfer or foreclosure following default by such Purchaser transferee of the pledge. No notice shall be required of such pledge, but such Purchaser’s transferee shall promptly notify the Company of any such subsequent transfer or foreclosure of such legended Securities. Each Purchaser acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Securities or for any agreement, understanding or arrangement between any Purchaser and its pledgee or secured party. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder. Each Purchaser acknowledges and agrees that, except as otherwise provided in Section 10.5, any Securities subject to a pledge or security interest as contemplated by this Section 10.4 shall continue to bear the legend set forth in this Section 10.4 and be subject to the restrictions on transfer set forth in Section 10.1.

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10.5 Removal of Legends. Subject to the Company’s right to request an opinion of counsel as set forth in Section 10.3, the legend set forth in Section 10.4 above shall be removable and the Company shall issue or cause to be issued a certificate without such legend or any other legend to the holder of the applicable Securities upon which it is stamped or issue or cause to be issued to such holder by electronic delivery at the applicable balance account at The Depository Trust Company (“DTC”) as provided in this Section 10.5, if (i) such Securities are registered for resale under the Securities Act (provided that, the Purchaser agrees to only sell such Securities during such time that such registration statement is effective and not withdrawn or suspended, and only as permitted by such registration statement), or (ii) such Securities are sold or transferred in compliance with Rule 144 (if the transferor is not an Affiliate of the Company), the Company shall deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall reissue a certificate representing the applicable Series B Preferred Stock, Underlying Shares, Warrants or Warrant Shares, as applicable, without legend upon receipt by the Transfer Agent of the legended certificates for such Series B Preferred Stock or Common Stock, as applicable. Any fees (with respect to the Transfer Agent or otherwise) associated with the removal of such legend shall be borne by the Company. Following the Effective Date, or at such earlier time as a legend is no longer required for certain Securities (in which case a Purchaser shall also be required to provide reasonable assurances, in the form of seller and, if applicable, broker representation letters), the Company will no later than three (3) Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent (with notice to the Company) of (i) a legended certificate representing the Series B Preferred Stock, Underlying Shares, Warrants or Warrant Shares (endorsed or with stock powers attached, signatures guaranteed and otherwise in form necessary to affect the reissuance and/or transfer) and (ii) a conversion notice to effect the conversion of the Series B Preferred Stock into Common Stock in accordance with the terms of the Series B Preferred Stock or an exercise notice to effect the exercise of the Warrants for Common Stock in accordance with the terms of the Warrants, deliver or cause to be delivered to the transferee of such Purchaser or such Purchaser, as applicable, a certificate representing such Securities that is free from all restrictive and other legends. Certificates or book entry statements for Series B Preferred Stock or Common Stock subject to legend removal hereunder may be transmitted by the Transfer Agent to a Purchaser by crediting the account of such Purchaser’s prime broker with DTC as directed by such Purchaser.

10.6 Irrevocable Transfer Agent Instructions. The Company shall issue irrevocable instructions to the Transfer Agent, and any subsequent transfer agent, in substantially the form of Exhibit F attached hereto (the “Irrevocable Transfer Agent Instructions”). The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 10.6 (or instructions that are consistent therewith or otherwise contemplated hereby or thereby or by the other Offering Documents or such other documents as the Transfer Agent may request in connection with any such instructions) will be given by the Company to the Transfer Agent in connection with this Agreement, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Offering Documents and applicable law.

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Section 11. MISCELLANEOUS.

11.1 Payments. All payments made by or on behalf of the Company or any of their Affiliates to the Purchaser or its assigns, successors or designees pursuant to this Agreement shall be without withholding, set-off, counterclaim or deduction of any kind.

11.2 Expenses. The Company shall bear all of its own expenses in connection with the execution, delivery and performance of this Agreement and the transactions and other documents contemplated hereby, including without limitation all fees and expenses of its agents, representatives, counsel and accountants (the “Expenses”). At the Closing, the Company shall pay or reimburse such reasonable and documented expenses of the Purchasers purchasing a majority of the shares of Series B Preferred Stock at the Closing incurred in connection with the negotiation, preparation and execution of this Agreement and the other Offering Documents including attorney’s fees and consulting expenses, not to exceed $100,000 in the aggregate. If there is no Closing prior to the Outside Date, because the Company has terminated discussions or otherwise ceased to negotiate the proposed transaction in good faith and remains willing to negotiate and consummate the proposed transaction on substantially the terms contained herein, in addition to and not to the exclusion of any other remedies the Purchasers may have at law or equity, the Company will pay, or reimburse the Purchasers purchasing a majority of the shares of Series B Preferred Stock at the Closing for, the Expenses (not to exceed $200,000) promptly following the termination of negotiations regarding the proposed transaction.

11.3 Arm’s Length Transaction. The Company acknowledges and agrees that (i) the Offering and any other transactions described in this Agreement are an arm’s-length commercial transaction between the Parties and (ii) no Purchaser has assumed nor will it assume an advisory or fiduciary responsibility in the Company’s favor with respect to any of the transactions contemplated by this Agreement or the process leading thereto, and no Purchaser has any obligation to the Company with respect to the transactions contemplated by this Agreement except those obligations expressly set forth in this Agreement or the Offering Documents to which it is a party.

11.4 Survival. Subject to applicable statute of limitations, the representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Shares and the Warrants. Covenants to be performed after the Closing shall survive until performed or observed in accordance with their terms. All liability of the Indemnifying Parties with respect to the representations, warranties, covenants, agreements and obligations hereunder shall be extinguished on the date that is sixty (60) days following the end of the applicable statute of limitations; provided that if notice of an alleged breach of such representations, warranties, covenants, agreements or obligations has been given prior to such date, the claim with respect to such representation, warranty, covenant, agreement or obligation shall continue indefinitely until finally resolved.

11.5 No Waiver of Rights. All waivers hereunder must be made in writing, and the failure of any Party at any time to require another Party’s performance of any obligation under this Agreement shall not affect the right subsequently to require performance of that obligation. Any waiver of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision or a waiver or modification of any other provision.

11.6 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via electronic mail to the e-mail address specified in this Section 11.6 prior to 5:00 p.m., New York City time, on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via electronic mail to the e-mail address specified in this Section 11.6 on a day that is not a Trading Day or later than 5:00 p.m., New York City time, on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

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(a) If to the Company, to:

Conversion Labs, Inc.

800 Third Avenue, Suite 2800

New York, NY 10022

Attention: Justin Schreiber, CEO,

justin@conversionlabs.com

With a copy (which shall not constitute notice to the Company) to:

(b) If to the Purchasers, to the addresses set forth with respect to each such Purchaser on Exhibit A.

Any of the foregoing addresses may be changed by giving notice of such change in the foregoing manner, except that notices for changes of address shall be effective only upon receipt.

11.7 Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

11.8 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect for so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

11.9 Entire Agreement. This Agreement and the other Offering Documents, together with the exhibits and schedules thereto, constitute the entire agreement of the Parties with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, between the Parties with respect to the subject matter hereof.

11.10 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Except as set forth below, neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned by either Party (whether by operation of law or otherwise) without the prior written consent of the other Party. Notwithstanding the foregoing and subject to the restriction on transfer contained in Section 10.1, the rights, obligations and interests hereunder may be assigned, delegated or transferred, in whole or in part, by a Purchaser to (i) any Affiliate of such Purchaser without the consent of the Company, or (ii) one or more other third parties with the consent of the Company, which consent shall not be unreasonably withheld or delayed; provided, however, that any such transferee, as a condition precedent to such transfer, becomes a Party to this Agreement and assumes the obligations of such Purchaser with respect to the transferred shares under this Agreement by executing an addendum, in substantially the form set forth in Exhibit G (the “Addendum”), and an assumption agreement, in substantially the form set forth in Exhibit H hereto (the “Assumption Agreement”), and deliver the same to the Company in accordance with Section 11.6. Any transfer that is made in violation of the immediately preceding sentence shall be null and void ab initio, and the Company shall have the right to enforce the voiding of such transfer.

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11.11 Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof and prior to any the Closing, each reference in any Offering Document to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event.

11.12 No Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the Parties and their respective successors and permitted assigns and, except as expressly set forth in Section 9, nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever.

11.13 Amendment. This Agreement may not be altered, amended, or modified except by a written instrument executed by or on behalf of the Company and the Purchasers purchasing a majority of the shares of Series B Preferred Stock at the Closing.

11.14 Governing Law. This Agreement shall be interpreted, construed and enforced in accordance with the laws of the State of New York, without regard to the conflicts of law principles thereof.

11.15 Consent to Jurisdiction. Each of the Parties (a) irrevocably and unconditionally agrees that any Proceedings, at law or equity, arising out of or relating to this Agreement or any agreements or transactions contemplated hereby shall be heard and determined by the federal or state courts located in New York County in the State of New York; (b) irrevocably submits to the jurisdiction of such courts in any such Proceeding; (c) consents that any such Proceeding may be brought in such courts and waives any objection that such Party may now or hereafter have to the venue or jurisdiction of such courts or that such Proceeding was brought in an inconvenient forum; and (d) agrees that service of process in any such Proceeding may be effected by providing a copy thereof by any of the methods of delivery permitted by Section 11.6 to such Party at its address as provided in Section 11.6 (provided that nothing herein shall affect the right to effect service of process in any other manner permitted by Law).

11.16 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY). EACH OF THE PARTIES HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.16.

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11.17 Currency. Unless otherwise specified in this Agreement, all references to currency, monetary values and dollars set forth herein shall mean United States (U.S.) dollars and all payments hereunder shall be made in U.S. dollars.

11.18 Counterparts. This Agreement may be executed and delivered (including by facsimile or electronic transmission) in one or more counterparts, and by the different Parties in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Signatures of the Parties transmitted by electronic mail shall be deemed to be their original signatures for all purposes.

11.19 Specific Performance. Each Party acknowledges that, in view of the uniqueness of the securities referenced herein and the transactions contemplated by this Agreement, the other Party would not have an adequate remedy at law for money damages in the event that this Agreement has not been performed in accordance with its terms, and therefore agrees that the other Party shall be entitled to specific performance and injunctive or other equitable relief, without the necessity of proving the inadequacy of monetary damages as a remedy.

11.20 Purchaser Obligations. The Parties hereby agree and acknowledge that (a) all obligations of the Purchasers hereunder, including with respect to each Purchaser’s compliance with all applicable covenants and the making by each Purchaser of the representations and warranties set forth in Section 4, are several and not joint and (b) no Purchaser shall have any obligation or liability of any kind to the Company or to any other Person in respect of any breach or noncompliance with respect to this Agreement by any other Purchaser.

11.21 No Commitment for Additional Financing. The Company acknowledges and agrees that no Purchaser has made any representation, undertaking, commitment or agreement to provide or assist the Company in obtaining any financing, investment or other assistance, other than the purchase of the Securities as set forth herein and subject to the conditions set forth herein. In addition, the Company acknowledges and agrees that (i) no statements, whether written or oral, made by any Purchaser or its representatives on or after the date of this Agreement shall create an obligation, commitment or agreement to provide or assist the Company in obtaining any financing or investment, (ii) the Company shall not rely on any such statement by any Purchaser or its representatives, and (iii) an obligation, commitment or agreement to provide or assist the Company in obtaining any financing or investment may only be created by a written agreement, signed by such Purchaser and the Company, setting forth the terms and conditions of such financing or investment and stating that the parties intend for such writing to be a binding obligation or agreement. Each Purchaser shall have the right, in its sole and absolute discretion, to refuse or decline to participate in any other financing of or investment in the Company, and shall have no obligation to assist or cooperate with the Company in obtaining any financing, investment or other assistance.

11.22 Rules of Construction. The Parties and their respective legal counsel participated in the preparation of this Agreement, and therefore, this Agreement shall be construed neither against nor in favor of any of the Parties, but rather in accordance with the fair meaning thereof. All definitions set forth in this Agreement are deemed applicable whether the words defined are used in this Agreement in the singular or in the plural, and correlative forms of defined terms have corresponding meanings. The term “including” is not limiting and means “including without limitation.” The term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, annex and exhibit references are to this Agreement unless otherwise specified. Any reference to this Agreement shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, and supplements thereto and thereof, as applicable. Whenever the context may require, any pronoun includes the corresponding masculine, feminine and neuter forms.

[No further text appears; signature pages follow]

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and year first above written.

CONVERSION LABS INC.

By:
Name:	Justin Schreiber
Title:	President and Chief Executive Officer

[Conversion Labs, Inc. Securities Purchase Agreement]

PURCHASERS

By:
Name:
Title:

Address:

With a copy (which shall not constitute notice) to:

[Conversion Labs, Inc. Securities Purchase Agreement]

Exhibit A

SCHEDULE OF PURCHASERS

Closing

Purchaser	Note Principal Amount ($)	Note Interest Amount ($)	Total Note Amount ($)	Note Conversion Shares (#)	Cash Purchase Price ($)	Cash Purchase Shares (#)	Total Shares (#)	Total Units	Aggregate Warrant Shares (#)

Exhibit B

CERTIFICATE OF DESIGNATIONS OF

SERIES B CONVERTIBLE PREFERRED STOCK

[see attached]

Exhibit C

FORM OF WARRANT

[see attached]

Exhibit D

FORM OF REGISTRATION RIGHTS AGREEMENT

[see attached]

Exhibit E

FORM OF LEGAL OPINION

OPINION OF COMPANY COUNSEL

[see attached]

Exhibit F

IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

[see attached]

Exhibit G

ADDENDUM

Reference is made to that certain Series B Convertible Preferred Stock Purchase Agreement (as amended, modified or supplemented from time to time, the “Agreement”) by and between Conversion Labs, Inc., a Delaware corporation (the “Company”), and [PURCHASER] or a successor thereof. Each capitalized term used but not defined herein shall have the meaning given to it in the Agreement.

Upon execution and delivery of this Addendum by the undersigned, as provided in Section 11.10 of the Agreement, the undersigned hereby becomes a Purchaser with respect to [●] shares of Series B Preferred Stock, as applicable thereunder and bound thereby effective as of the date of the Agreement.

By executing and delivering this Addendum, the undersigned represents and warrants, for itself and for the benefit of the Company, that:

(a) as of the date of this Addendum, the undersigned has executed and delivered an Assumption and Joinder Agreement therefor (a copy of which is attached to this Addendum);

(b) as of the date of this Addendum, with respect to each transferee that (i) is an individual, such transferee has all requisite authority to enter into this Addendum and to carry out the transactions contemplated by, and perform its respective obligation under, the Agreement and (ii) is not an individual, such transferee is duly organized, validly existing, and in good standing under the laws of the state of its organization, and has all requisite corporate, partnership, or limited liability company power and authority to enter into this Addendum and to carry out the transactions contemplated by, and perform its respective obligations under, the Agreement;

(c) assuming the due execution and delivery of the Agreement by the Company, the Addendum and the Agreement are legally valid and binding obligations of it, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency or similar laws, or by equitable principles relating to or limiting creditors’ rights generally; and

(d) as of the date of this Addendum, it is not aware of any event that, due to any fiduciary or other duty to any other person, would prevent it from taking any action required of it under the Agreement and this Addendum.

By executing and delivering this Addendum to the Company, the undersigned agrees to be bound by all the terms of the Agreement with respect to [●] shares of Series B Preferred Stock.

The undersigned acknowledges and agrees that once delivered to the Company, it may not revoke, withdraw, amend, change or modify this Addendum unless the Agreement has been terminated.

THIS ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

This Addendum may be executed in one or more counterparts, each of which, when so executed, shall constitute the same instrument and the counterparts may be delivered by facsimile transmission or by electronic mail in portable document format (.pdf).

IN WITNESS WHEREOF, the Parties have caused this Addendum to be duly executed and delivered by their proper and duly authorized officers as of this [●] day of [●].

TRANSFEREE WHO BECOMES A PURCHASER

[NAME]

as a Purchaser
Name:

Exhibit H

ASSUMPTION AND JOINDER AGREEMENT

Reference is made to (i) that certain Series B Convertible Preferred Stock Purchase Agreement (as amended, modified or supplemented from time to time, the “Agreement”), dated as of [●], 2020, by and between Conversion Labs, Inc., a Delaware corporation (the “Company”), and [PURCHASER] or a successor thereof, and (ii) that certain Addendum, dated as of [●], [●] (the “Transferor Addendum”) submitted by [●], as transferor (the “Transferor”). Each capitalized term used but not defined herein shall have the meaning given to it in the Agreement.

As a condition precedent to becoming a Purchaser with respect to [●] shares of Series B Preferred Stock, the undersigned (the “Transferee”) hereby agrees to become bound by all the terms, conditions and obligations set forth in the Agreement and the Transferor Addendum, copies of which are attached hereto as Annex I. This Assumption and Joinder Agreement shall take effect and shall become an integral part of the Agreement and the Transferor Addendum immediately upon its execution, and the Transferee shall be deemed to be bound by all of the terms, conditions and obligations of the Agreement and the Transferor Addendum as of the date thereof. The Transferee shall hereafter be deemed to be a “Purchaser” with respect to [●] shares of Series B Preferred Stock and a “Party” for all purposes under the Agreement.

[Signatures on Following Page]

IN WITNESS WHEREOF, this Assumption and Joinder Agreement has been duly executed by each of the undersigned as of the date specified below.

Date: [●]

Name of Transferor	Name of Transferee

Authorized Signatory of Transferor	Authorized Signatory of Transferee

(Type or Print Name and Title of Authorized Signatory)	(Type or Print Name and Title of Authorized Signatory)

Address of Transferee:

Attn:

Tel:

Fax

E-mail: